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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): Dec. 19, 2001
                                                          -------------


                            MOORE CORPORATION LIMITED
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



Ontario, Canada                 1-8014                      98-0154502
---------------              -----------                    ----------
(State or Other              (Commission                   (IRS Employer
Jurisdiction of              File Number)                 Identification
Incorporation)                                                Number)




40 King Street West, Suite 3501
Toronto, Ontario, Canada                                     M5H 3Y2
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                     (Zip Code)



                                  416-364-2600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)





                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or former address, if changed since last report)






                       Exhibit Index is located on Page 4

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

     (c) 20(i)  Press Release, dated December 19, 2001, announcing increased guidance for fourth quarter 2001 results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MOORE CORPORATION LIMITED



Date: December 19, 2001             By: James E. Lillie
                                        ----------------------------------------
                                    Name: James E. Lillie
                                   Title: Executive Vice President,
                                          Operations & Secretary

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                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                             Dated December 19, 2001


Exhibit
No.                                                          Page
-------                                                      ----
20(i)                                                          5